Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Six Months Ended
	November 28,	August 29,	November 30,	November 28,	November 30,
	2008	2008	2007	2008	2007
Sales	$354,562	$342,650	$317,801	$697,212	$637,235
Cost of sales	154,770	153,023	165,681	307,793	336,179

Gross profit	199,792	189,627	152,120	389,419	301,056

Operating expenses (income):
Sales and marketing	88,620	86,282	80,785	174,902	155,189
Research and development	47,854	45,747	52,199	93,601	104,509
General and administrative	31,352	27,054	31,060	58,406	52,538
Amortization of intangibles	25,060	25,164	26,260	50,224	52,266
Patent dispute resolution	—	(70,000)	—	(70,000)	—
Restructuring charges	2,504	1,997	3,147	4,501	3,572

Operating expenses, net	195,390	116,244	193,451	311,634	368,074

Operating income (loss)	4,402	73,383	(41,331)	77,785	(67,018)

Interest expense, net	(547)	(1,251)	(3,966)	(1,798)	(7,533)
Other income, net	15,899	12,871	10,343	28,770	22,754

Income (loss) before income taxes	19,754	85,003	(34,954)	104,757	(51,797)

Income tax provision	(6,884)	(5,166)	(670)	(12,050)	(2,481)

Net income (loss)	$12,870	$79,837	$(35,624)	$92,707	$(54,278)

Basic and diluted income (loss) per share	$0.03	$0.20	$(0.09)	$0.23	$(0.14)

Shares used in computing basic per share amounts	394,029	402,889	398,989	398,459	398,015

Shares used in computing diluted per share amounts	395,238	404,072	398,989	399,655	398,015

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	November 28,	May 31,
	2008	2008
ASSETS

Current assets:
Cash and equivalents	$460,787	$503,644
Notes receivable	113,338	65,116
Accounts receivable, net	131,151	116,281
Inventories, net	111,478	90,831
Other current assets	35,092	34,033

Total current assets	851,846	809,905

Property & equipment, net	49,187	54,314
Goodwill	609,297	609,297
Intangibles, net	227,971	278,385
Deposits and other assets	19,966	23,229

Total assets	$1,758,267	$1,775,130

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$86,386	$90,280
Current portion of long-term debt	48,000	48,000
Accrued liabilities and other	378,900	366,181

Total current liabilities	513,286	504,461

Deferred taxes and long-term obligations	23,122	22,367
Long-term debt	165,000	253,000
Stockholders’ equity	1,056,859	995,302

Total liabilities and stockholders’ equity	$1,758,267	$1,775,130

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended			Six Months Ended
	November 28,	August 29,	November 30,	November 28,	November 30,
	2008	2008	2007	2008	2007
China	$192,851	$167,527	$143,107	$360,378	$289,861
Europe, Middle East and Africa	58,989	69,377	73,209	128,366	142,871
North America	49,130	52,031	52,589	101,161	112,607
Asia Pacific Rim (ex-China)	27,188	30,109	25,865	57,297	49,247
Latin and South America	26,404	23,606	23,031	50,010	42,649

Total Sales	$354,562	$342,650	$317,801	$697,212	$637,235

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories are based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended			Six Months Ended
	November 28,	August 29,	November 30,	November 28,	November 30,
	2008	2008	2007	2008	2007
Networking	$289,584	$282,463	$256,129	$572,047	$518,729
Security (b)	42,790	36,339	35,062	79,129	66,545
Voice	10,515	12,830	16,657	23,345	32,978
Services	11,673	11,018	9,953	22,691	18,983

Total Sales	$354,562	$342,650	$317,801	$697,212	$637,235

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended			Six Months Ended
	November 28,	August 29,	November 30,	November 28,	November 30,
	2008	2008	2007	2008	2007
GAAP gross margin	56.3%	55.3%	47.9%	55.9%	47.2%
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	0.0%	0.0%	1.7%	0.0%	1.8%
Stock-based compensation expense [d]	0.2%	0.3%	0.2%	0.1%	0.1%

Non-GAAP gross margin	56.5%	55.6%	49.8%	56.0%	49.1%

GAAP operating income (loss)	$4,402	$73,383	$(41,331)	$77,785	$(67,018)
Restructuring	2,504	1,997	3,147	4,501	3,572
Amortization of intangible assets	25,060	25,164	26,260	50,224	52,266
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	5,591	—	11,119
Patent dispute resolution [b]	—	(70,000)	—	(70,000)	—
TippingPoint special admin costs [c]	800	—	—	800	—
Stock-based compensation expense [d]	5,638	6,442	6,006	12,080	9,869
Acquiree expensed acquisition costs [e]	—	—	7,600	—	7,600

Non-GAAP operating income	$38,404	$36,986	$7,273	$75,390	$17,408

GAAP income (loss) before income taxes	$19,754	$85,003	$(34,954)	$104,757	$(51,797)
Restructuring	2,504	1,997	3,147	4,501	3,572
Amortization of intangible assets	25,060	25,164	26,260	50,224	52,266
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	5,591	—	11,119
Patent dispute resolution [b]	—	(70,000)	—	(70,000)	—
TippingPoint special admin costs [c]	800	—	—	800	—
Stock-based compensation expense [d]	5,638	6,442	6,006	12,080	9,869
Acquiree expensed acquisition costs [e]	—	—	7,600	—	7,600
Gain on sales of assets [f]	—	—	—	—	(4,930)

Non-GAAP income before income taxes	$53,756	$48,606	$13,650	$102,362	$27,699

GAAP net income (loss)	$12,870	$79,837	$(35,624)	$92,707	$(54,278)
Restructuring	2,504	1,997	3,147	4,501	3,572
Amortization of intangible assets	25,060	25,164	26,260	50,224	52,266
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	5,591	—	11,119
Patent dispute resolution [b]	—	(70,000)	—	(70,000)	—
TippingPoint special admin costs [c]	800	—	—	800	—
Stock-based compensation expense [d]	5,638	6,442	6,006	12,080	9,869
Acquiree expensed acquisition costs [e]	—	—	7,600	—	7,600
Gain on sales of assets [f]	—	—	—	—	(4,930)

Non-GAAP net income	$46,872	$43,440	$12,980	$90,312	$25,218

GAAP net income (loss) per share	$0.03	$0.20	$(0.09)	$0.23	$(0.13)
Restructuring	0.01	0.00	0.01	0.01	0.01
Amortization of intangible assets	0.06	0.06	0.07	0.13	0.13
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	0.01	—	0.02
Patent dispute resolution [b]	—	(0.17)	—	(0.18)	—
TippingPoint special admin costs [c]	0.00	—	—	0.00	—
Stock-based compensation expense [d]	0.01	0.02	0.01	0.03	0.02
Acquiree expensed acquisition costs [e]	—	—	0.02	—	0.02
Gain on sales of assets [f]	—	—	—	—	(0.01)

Non-GAAP net income per share, diluted	$0.12	$0.11	$0.03	$0.23	$0.06

Shares used in computing diluted per share amounts	395,238	404,072	404,142	399,655	403,065

GAAP sales and marketing expenses	$88,620	$86,282	$80,785	$174,902	$155,189
Stock-based compensation expense [d]	(1,613)	(1,758)	(1,418)	(3,371)	(2,393)

Non-GAAP sales and marketing expenses	$87,007	$84,524	$79,367	$171,531	$152,796

GAAP research and development expenses	$47,854	$45,747	$52,199	$93,601	$104,509
Stock-based compensation expense [d]	(893)	(884)	(973)	(1,777)	(1,694)

Non-GAAP research and development expenses	$46,961	$44,863	$51,226	$91,824	$102,815

GAAP general and administrative expenses	$31,352	$27,054	$31,060	$58,406	$52,538
TippingPoint special admin costs [c]	(800)	—	—	(800)	—
Stock-based compensation expense [d]	(2,570)	(3,042)	(3,092)	(5,612)	(4,875)
Acquiree expensed acquisition costs [e]	—	—	(7,600)	—	(7,600)

Non-GAAP general and administrative expense	$27,982	$24,012	$20,368	$51,994	$40,063

[a]	Results from our 49% H3C acquisition transaction.

[b]	Resolution of Realtek patent dispute.

[c]	Costs incurred to facilitate operation of TippingPoint as a more autonomous business.

[d]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Six Months Ended
	November 28,	August 29,	November 30,	November 28,	November 30,
	2008	2008	2007	2008	2007
Cost of sales	562	758	523	1,320	907
Sales and marketing	1,613	1,758	1,418	3,371	2,393
Research and development	893	884	973	1,777	1,694
General and administrative	2,570	3,042	3,092	5,612	4,875

[e]	These expenses relate to the proposed acquisition of the Company in September 2007, which was terminated in April 2008.

[f]	The gain relates to patent sales in fiscal 2008.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended November 28, 2008						Six Months Ended November 28, 2008
				TippingPoint						TippingPoint
				Security Business						Security Business
	Networking Business (a)			(b)			Networking Business (a)			(b)
	China-Based		Central		Eliminations /				Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other	Total	China	Rest of World	Functions	TippingPoint	Other	Total
Sales	$199,815	$125,688	$—	$31,016	$(1,957)[c]	$354,562	$375,212	$266,002	$—	$59,215	$(3,217)[c]	$697,212
Gross profit	131,901	71,861	(24,405)	20,997	(562)[d]	199,792	247,608	152,869	(50,316)	40,578	(1,320)[d]	389,419
Direct sales and marketing expenses	36,513	25,742	—	11,218	1,613 [d]	75,086	69,613	53,894	—	20,591	3,371 [d]	147,469

Segment contribution profit (loss)	95,388	46,119	(24,405)	9,779	(2,175)	124,706	177,995	98,975	(50,316)	19,987	(4,691)	241,950

Other operating expenses	—	—	78,336	10,141	31,827 [e]	120,304			151,199	20,052	(7,086)[e]	164,165

Segment profit	—	—	—	(362)	—		—	—	—	(65)	—

Operating income						4,402						77,785

	Three Months Ended November 30, 2007						Six Months Ended November 30, 2007
				TippingPoint						TippingPoint
				Security Business						Security Business
	Networking Business (a)			(b)			Networking Business (a)			(b)
	China-Based		Central		Eliminations /				Central		Eliminations /
	Business	Rest of World	Functions	TippingPoint	Other	Total	China	Rest of World	Functions	TippingPoint	Other	Total
Sales	$154,418	$138,572	$—	$25,785	$(974)[c]	$317,801	$310,452	$276,504	$—	$51,253	$(974)[c]	$637,235
Gross profit	96,175	75,316	(30,793)	17,536	(6,114)[d]	152,120	190,184	150,754	(62,018)	34,162	(12,026)[d]	301,056
Direct sales and marketing expenses	30,671	23,544	—	9,756	1,418 [d]	65,389	56,495	46,631	—	18,849	2,393 [d]	124,368

Segment contribution profit (loss)	65,504	51,772	(30,793)	7,780	(7,532)	86,731	133,689	104,123	(62,018)	15,313	(14,419)	176,688

Other operating expenses	—	—	79,757	7,233	41,072 [e]	128,062	—	—	158,379	15,320	70,007 [e]	243,706

Segment profit	—	—	—	547	—		—	—	—	(7)	—

Operating loss						(41,331)						(67,018)

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as gross profit less segment direct sales and marketing expenses. Gross profit for these regions is defined as sales less standard costs of sales, such as product costs, and “gross profit” as defined for these segments may be referred to as “standard margin” in our public statements. Also as part of our Networking business we report the central function costs for this business. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment profit. This measure includes all costs except those items described in “Eliminations and Other”.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation in all periods and purchase accounting inventory related adjustments as applicable.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and patent dispute resolution proceeds and Bain transaction costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Six Months Ended
	November 28,	November 30,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$92,707	$(54,278)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	65,113	69,279
Loss on property and equipment disposals	891	155
Stock-based compensation expense	12,080	9,868
Gain on investments, net	—	(185)
Deferred income taxes	(2,521)	(1,234)
Change in assets and liabilities:
Accounts and notes receivable	(63,466)	(10,418)
Inventories	(25,478)	16,863
Other assets	1,056	113
Accounts payable	254	(14,642)
Other liabilities	15,457	(68,080)

Net cash provided by (used in) operating activities	96,093	(52,559)

Cash flows from investing activities:
Proceeds from maturities and sales of investments	—	442
Purchase of property and equipment	(11,425)	(9,746)
Proceeds from sale of property and equipment	150	864

Net cash used in investing activities	(11,275)	(8,440)

Cash flows from financing activities:
Issuances of common stock	2,848	5,656
Repurchases of common stock	(50,574)	(1,322)
Repayment of long term debt	(88,000)	(94,000)

Net cash used in financing activities	(135,726)	(89,666)

Effects of exchange rate changes on cash and equivalents	8,051	10,591

Net change in cash and equivalents during period	(42,857)	(140,074)
Cash and equivalents, beginning of period	503,644	559,217

Cash and equivalents, end of period	$460,787	$419,143